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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2007

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                           0-51584             04-3510455
        --------                           --------            ----------
(State or other jurisdiction of          (Commission          (IRS Employer
       incorporation)                    File Number)       Identification No.)

         24 North Street, Pittsfield, Massachusetts      01201
         ------------------------------------------      ------
         (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.
                  ------------

         On August 28, 2007, Berkshire Hills Bancorp, Inc., ("Berkshire Hills") announced that the shareholders of Berkshire Hills and Factory Point Bancorp, Inc. ("Factory Point") approved the merger of Factory Point with and into Berkshire Hills.

         A copy of the press release announcing the consummation of the merger of Factory Point with and into Berkshire Hills is attached as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information: Not applicable

         (c)      Shell Company Transactions: Not Applicable

         (d)      Exhibits

                  Number                    Description
                  ------                    -----------

                  99.1                      Press Release Dated August 28, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Berkshire Hills Bancorp, Inc.



Date: August 29, 2007              By: /s/ Kevin P. Riley
                                       -----------------------------------------
                                       Kevin P. Riley
                                       Executive Vice President, Chief Financial
                                          Officer and Treasurer